UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2022

EVO Payments, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Ten Glenlake Parkway, South Tower, Suite 950 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 336-8463

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVOP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2022, EVO Payments, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected all of the Company’s Group I director nominees to serve for a term expiring at the Company’s 2025 annual meeting of stockholders, with each Group I director to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ended December 31, 2022. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2022.

The following is a summary of the final voting results for each matter presented to stockholders:

Proposal No. 1: Election of Class I directors

	For	Withheld	Broker Non-Votes
Mark A. Chancy	40,870,411	17,729,538	1,474,459
John S. Garabedian	39,147,840	19,452,109	1,474,459
David W. Leeds	40,672,926	17,927,023	1,474,459

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers for the year ended December 31, 2021

For	Against	Abstain	Broker Non-Votes
47,234,945	11,361,998	3,006	1,474,459

Proposal No. 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022

For	Against	Abstain	Broker Non-Votes
59,570,316	503,977	115	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

	By:	/s/ Kelli E. Sterrett
		Name:	Kelli E. Sterrett
Date: June 10, 2022		Title:	Executive Vice President, General Counsel and Secretary